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                                                              EXHIBIT (a)(1)(iv)

                          MOTORVAC TECHNOLOGIES, INC.
                         NOTICE OF GUARANTEED DELIVERY
                           OF SHARES OF COMMON STOCK

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if: (a) certificates for the shares of Common Stock of MotorVac Technologies, Inc. are not immediately available, (b) the procedure for book entry transfer cannot be completed on a timely basis, or
(c) time will not permit all other documents required by the Letter of Transmittal to be delivered to the Depositary on or prior to the Expiration Date (as defined in "The Offer -- Section 1. Number of Shares; Expiration Date" of the Offer to Purchase defined below).

     This form may be delivered by hand or transmitted by mail, or by facsimile transmission, to the Depositary. See "The Offer -- Section 2. Procedure for Tendering Shares" of the Offer to Purchase. THE ELIGIBLE INSTITUTION, WHICH COMPLETES THIS FORM, MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

                TO: U.S. STOCK TRANSFER CORPORATION, DEPOSITARY

                         By Mail or Overnight Courier:
                        U.S. STOCK TRANSFER CORPORATION
                         1745 Gardena Avenue, Suite 200
                        Glendale, California 91204-2991

                                    By Hand:
                        U.S. STOCK TRANSFER CORPORATION
                         1745 Gardena Avenue, Suite 200
                        Glendale, California 91204-2991

                           By Facsimile Transmission:
                                 (818) 502-1737

                        To Confirm Receipt of Facsimile:
                                 (818) 502-1404

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tenders to MotorVac Technologies, Inc., a Delaware corporation, at the price of $3.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 3, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Common Stock, $0.01 par value (the "Shares"), of the Company listed below, pursuant to the guaranteed delivery procedure set forth in "The Offer -- Section 2. Procedure for Tendering Shares" of the Offer to Purchase.

Number of Shares:

-------------------------------------------------
                      ----------------------------------------------------------
Certificate Nos.: (if available)           Signature(s)

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Names(s)          (Please Print)

If Shares will be tendered by book entry transfer:

Name of Tendering Institution:
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Address:
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Account No.
---------- at The Depository Trust Company

Area Code and Telephone Number

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, (a) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) guarantees delivery to the Depositary at its address set forth above of the certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company, in each case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three business days after the date hereof.

   Name of Firm

   Authorized Signature
                          Name                     Title

   Name

   Address
            City, State, Zip Code

   Area Code and Telephone Number

   Dated:             , 2000

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                 DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
                   YOUR STOCK CERTIFICATES MUST BE SENT WITH
                           THE LETTER OF TRANSMITTAL.

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